S&T Earnings Release -1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Second Quarter 2018 Results

Indiana, Pa. - July19, 2018 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its second quarter 2018 earnings. Second quarter net income was $21.4 million, or $0.61 diluted earnings per share (EPS), compared to second quarter of 2017 net income of $22.8 million, or $0.65 diluted EPS and first quarter of 2018 net income of $26.2 million, or $0.75 diluted EPS.

Second Quarter of 2018 Highlights:

•	Return on average assets was 1.22%, return on average shareholders’ equity was 9.52% and return on average tangible shareholders’ equity (non-GAAP) was 14.14%.

•	Net interest margin (FTE) (Non-GAAP) improved 5 basis points to 3.64% and net interest income increased $1.5 million to $58.4 million compared to the first quarter of 2018.

•	Total portfolio loans increased $55.5 million, or 3.9% annualized, compared to the first quarter of 2018.

•	Expenses continue to be well controlled with an efficiency ratio (non-GAAP) of 50.09% compared to 51.48% in the second quarter of 2017.

•	S&T declared a $0.25 per share dividend which is an increase of 25% compared to a $0.20 dividend in the same period last year.

“Our core operating performance continues to be strong with net interest income and net interest margin improvement combined with excellent expense control,” said Todd Brice, president and chief executive officer of S&T. “Loan growth resumed in the second quarter despite a notable increase in competition. We remain disciplined in our loan growth strategy with a strong focus on maintaining spreads.”

Net Interest Income

Net interest income increased $1.5 million to $58.4 million for the second quarter of 2018 compared to $56.9 million for the first quarter of 2018. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) increased 5 basis points to 3.64% from 3.59% for the first quarter of 2018. The increases in short term interest rates in March and June of 2018 positively impacted both net interest income and net interest margin. Loan rates increased 18 basis points to 4.68% compared to 4.50% in the prior quarter, while total interest-bearing liabilities increased 17 basis points to 1.12% compared to 0.95%.

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S&T Earnings Release -2

Asset Quality

Net charge-offs and provision for loan losses were significantly impacted by a $5.2 million loan charge-off, or $0.12 per diluted EPS, arising from a participation loan agreement with a lead bank and other participating banks. The loss resulted from fraudulent activities believed to be perpetrated by one or more executives employed by the borrower and its related entities. S&T’s total exposure consisted of the participation loan of $4.9 million and a direct exposure of $950 thousand which is secured by vehicles and equipment liens. As a result, net loan charge-offs increased to $7.9 million compared to a net recovery of $0.2 million in the first quarter of 2018. The provision for loan loss increased $6.8 million to $9.3 million compared to $2.5 million in the first quarter of 2018. The allowance for loan losses to total portfolio loans was 1.05% at June 30, 2018 compared to 1.03% at March 31, 2018. While the net charge-offs and the provision for loan losses were elevated during the second quarter of 2018, both nonperforming loans and delinquency remained at low levels. Total nonperforming loans were $21.4 million, or 0.37% of total loans, at June 30, 2018 compared to $21.3 million, or 0.37% of total loans at March 31, 2018.

Noninterest Income and Expense

Noninterest income decreased $1.5 million to $12.3 million for the second quarter of 2018 compared to $13.8 million for the first quarter of 2018. The decrease primarily related to a $1.9 million gain on the sale of a majority interest of our insurance business during the first quarter of 2018. Insurance fees decreased $1.3 million compared to the second quarter of 2017 as a result of this sale.

Expenses remained well controlled decreasing to $35.9 million compared to $36.1 million for the first quarter of 2018. Marketing expense increased $0.5 million due to the timing of marketing campaigns. FDIC expense decreased $0.4 million due to improvements in the financial ratios used to determine the assessment. The efficiency ratio (non-GAAP) improved during the second quarter of 2018 to 50.09% compared to 50.35% in the first quarter and 51.48% in the second quarter of 2017 primarily due to lower expenses.

Financial Condition

Total assets were $7.1 billion at June 30, 2018 compared to $7.0 billion as of March 31, 2018. Total portfolio loans increased $55.5 million, or 3.9% annualized, compared to March 31, 2018. C&I loan growth was strong with an increase of $48.6 million, approximately 14% annualized, compared to the first quarter of 2018. Total deposits remained stable at $5.4 billion at June 30, 2018 and March 31, 2018. All capital ratios increased this quarter due to higher retained earnings and slower risk weighted asset growth. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a $0.25 per share cash dividend at its regular meeting held July 16, 2018. This dividend is a 25% increase compared to a $0.20 dividend in the same period last year. The dividend is payable August 16, 2018 to shareholders of record on August 2, 2018.

Conference Call

S&T will host its second quarter 2018 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, July 19, 2018. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “2nd Quarter 2018 Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until
July 26, 2018, by dialing 1.877.481.4010; the Conference ID # is 33697.

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S&T Earnings Release -3

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $7.1 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate” ,“estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses, cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc.	S&T Earnings Release -	4
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Second	First	Second
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$66,610	$63,055	$60,558
Investment securities:
Taxable	3,519	3,429	2,947
Tax-exempt	872	874	928
Dividends	580	671	481
Total Interest Income	71,581	68,029	64,914

INTEREST EXPENSE
Deposits	9,166	7,846	5,976
Borrowings and junior subordinated debt securities	4,012	3,251	2,368
Total Interest Expense	13,178	11,097	8,344

NET INTEREST INCOME	58,403	56,932	56,570
Provision for loan losses	9,345	2,472	4,869
Net Interest Income After Provision for Loan Losses	49,058	54,460	51,701

NONINTEREST INCOME
Net gain (loss) on sale of securities	—	—	3,617
Debit and credit card	3,309	3,037	3,042
Service charges on deposit accounts	3,227	3,241	2,997
Wealth management	2,616	2,682	2,428
Mortgage banking	831	602	675
Insurance	134	169	1,458
Gain on sale of a majority interest of insurance business	—	1,873	—
Other	2,134	2,188	2,048
Total Noninterest Income	12,251	13,792	16,265

NONINTEREST EXPENSE
Salaries and employee benefits	18,611	18,815	19,903
Net occupancy	2,804	2,873	2,751
Data processing and information technology	2,379	2,325	2,163
Furniture, equipment and software	2,134	1,957	1,810
Other taxes	1,739	1,848	1,083
Marketing	1,190	702	948
Professional services and legal	888	1,051	931
FDIC insurance	739	1,108	1,185
Other	5,379	5,403	5,823
Total Noninterest Expense	35,863	36,082	36,597

Income Before Taxes	25,446	32,170	31,369
Provision for income taxes	4,010	6,007	8,604

Net Income	$21,436	$26,163	$22,765

Per Share Data
Shares outstanding at end of period	35,009,945	35,000,502	34,980,280
Average shares outstanding - diluted	35,057,576	34,999,165	34,906,496
Diluted earnings per share	$0.61	$0.75	$0.65
Dividends declared per share	$0.25	$0.22	$0.20
Dividend yield (annualized)	2.31%	2.20%	2.23%
Dividends paid to net income	40.69%	29.31%	30.60%
Book value	$25.91	$25.58	$24.90
Tangible book value (1)	$17.63	$17.30	$16.49
Market value	$43.24	$39.94	$35.86

Profitability Ratios (annualized)
Return on average assets	1.22%	1.51%	1.29%
Return on average shareholders' equity	9.52%	11.92%	10.55%
Return on average tangible shareholders' equity (2)	14.14%	17.83%	16.15%
Efficiency ratio (FTE) (3)	50.09%	50.35%	51.48%

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S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	Six Months Ended June 30,
(dollars in thousands, except per share data)	2018	2017
INTEREST INCOME
Loans, including fees	$129,665	$117,458
Investment securities:
Taxable	6,948	5,796
Tax-exempt	1,746	1,848
Dividends	1,251	963
Total Interest Income	139,610	126,065

INTEREST EXPENSE
Deposits	17,012	11,355
Borrowings and junior subordinated debt securities	7,264	4,261
Total Interest Expense	24,276	15,616

NET INTEREST INCOME	115,334	110,449
Provision for loan losses	11,817	10,052
Net Interest Income After Provision for Loan Losses	103,517	100,397

NONINTEREST INCOME
Net gain (loss) on sale of securities	—	3,987
Debit and credit card	6,347	5,885
Service charges on deposit accounts	6,468	6,012
Wealth management	5,298	4,831
Mortgage banking	1,432	1,408
Insurance	303	2,913
Gain on sale of a majority interest of insurance business	1,873	—
Other	4,323	4,225
Total Noninterest Income	26,044	29,261

NONINTEREST EXPENSE
Salaries and employee benefits	37,426	40,444
Net occupancy	5,677	5,566
Data processing and information technology	4,704	4,386
Furniture, equipment and software	4,090	3,857
Other taxes	3,587	2,060
Marketing	1,892	1,702
Professional services and legal	1,939	1,999
FDIC insurance	1,847	2,308
Other	10,783	11,084
Total Noninterest Expense	71,945	73,406

Income Before Taxes	57,616	56,252
Provision for income taxes	10,017	15,299

Net Income	$47,599	$40,953

Per Share Data:
Average shares outstanding - diluted	35,043,041	34,907,377
Diluted earnings per share	$1.36	$1.17
Dividends declared per share	$0.47	$0.40
Dividends paid to net income	34.44%	34.01%

Profitability Ratios (annualized)
Return on average assets	1.37%	1.18%
Return on average shareholders' equity	10.71%	9.63%
Return on average tangible shareholders' equity (6)	15.95%	14.83%
Efficiency ratio (FTE) (7)	50.22%	52.63%

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S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$137,933	$112,849	$125,863
Securities, at fair value	688,341	687,650	689,388
Loans held for sale	3,801	3,283	23,120
Commercial loans:
Commercial real estate	2,788,641	2,760,891	2,664,642
Commercial and industrial	1,455,578	1,406,950	1,401,283
Commercial construction	299,787	324,141	426,754
Total Commercial Loans	4,544,006	4,491,982	4,492,679
Consumer loans:
Residential mortgage	698,440	692,385	706,143
Home equity	471,622	474,850	484,960
Installment and other consumer	66,638	66,890	70,068
Consumer construction	5,412	4,506	3,969
Total Consumer Loans	1,242,112	1,238,631	1,265,140
Total Portfolio Loans	5,786,118	5,730,613	5,757,819
Allowance for loan losses	(60,517)	(59,046)	(55,351)
Total Portfolio Loans, Net	5,725,601	5,671,567	5,702,468
Federal Home Loan Bank and other restricted stock, at cost	35,782	29,769	33,417
Goodwill	287,446	287,446	291,670
Other assets	218,442	212,765	220,240
Total Assets	$7,097,346	$7,005,329	$7,086,166

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,410,211	$1,368,350	$1,335,768
Interest-bearing demand	553,729	560,711	636,904
Money market	1,267,623	1,239,400	950,619
Savings	845,526	876,459	1,010,348
Certificates of deposit	1,316,444	1,342,174	1,476,223
Total Deposits	5,393,533	5,387,094	5,409,862

Borrowings:
Securities sold under repurchase agreements	44,724	44,617	46,489
Short-term borrowings	600,000	525,000	645,000
Long-term borrowings	46,062	46,684	13,518
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	736,405	661,920	750,626
Other liabilities	60,275	60,908	54,616
Total Liabilities	6,190,213	6,109,922	6,215,104

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	907,133	895,407	871,062
Total Liabilities and Shareholders' Equity	$7,097,346	$7,005,329	$7,086,166

Capitalization Ratios
Shareholders' equity / assets	12.78%	12.78%	12.29%
Tangible common equity / tangible assets (4)	9.07%	9.02%	8.49%
Tier 1 leverage ratio	9.87%	9.72%	9.01%
Common equity tier 1 capital	11.18%	11.02%	10.53%
Risk-based capital - tier 1	11.53%	11.36%	10.89%
Risk-based capital - total	13.04%	12.85%	12.37%

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S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2018		2018		2017
	Second		First		Second
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$55,015	1.60%	$56,008	1.65%	$48,547	0.91%
Securities, at fair value	685,132	2.60%	686,912	2.53%	709,208	2.48%
Loans held for sale	1,528	7.43%	1,949	5.65%	5,053	2.61%
Commercial real estate	2,774,882	4.71%	2,690,990	4.57%	2,664,696	4.30%
Commercial and industrial	1,431,861	4.66%	1,431,588	4.41%	1,430,080	4.30%
Commercial construction	324,934	4.76%	375,129	4.51%	421,456	4.09%
Total Commercial Loans	4,531,677	4.70%	4,497,707	4.51%	4,516,232	4.28%
Residential mortgage	691,634	4.23%	694,303	4.19%	700,406	4.14%
Home equity	472,927	4.81%	481,053	4.47%	481,039	4.38%
Installment and other consumer	67,186	6.79%	66,861	6.69%	69,899	6.46%
Consumer construction	4,570	4.76%	3,810	4.69%	4,572	4.93%
Total Consumer Loans	1,236,317	4.60%	1,246,027	4.43%	1,255,916	4.36%
Total Portfolio Loans	5,767,994	4.68%	5,743,734	4.50%	5,772,148	4.30%
Total Loans	5,769,522	4.68%	5,745,683	4.50%	5,777,201	4.30%
Federal Home Loan Bank and other restricted stock	34,130	6.30%	31,216	8.05%	33,082	4.60%
Total Interest-earning Assets	6,543,799	4.44%	6,519,819	4.28%	6,568,038	4.08%
Noninterest-earning assets	491,246		488,808		507,425
Total Assets	$7,035,045		$7,008,627		$7,075,463

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$571,260	0.31%	$575,377	0.26%	$649,440	0.22%
Money market	1,251,171	1.29%	1,194,053	1.10%	937,272	0.72%
Savings	851,702	0.20%	874,318	0.20%	1,019,220	0.21%
Certificates of deposit	1,295,473	1.32%	1,355,617	1.14%	1,457,107	0.93%
Total interest-bearing Deposits	3,969,606	0.93%	3,999,365	0.80%	4,063,039	0.59%
Securities sold under repurchase agreements	48,980	0.41%	47,774	0.39%	50,082	0.06%
Short-term borrowings	617,891	2.06%	596,014	1.71%	682,584	1.09%
Long-term borrowings	46,317	2.24%	46,938	1.99%	13,765	2.96%
Junior subordinated debt securities	45,619	4.61%	45,619	4.14%	45,619	3.60%
Total Borrowings	758,807	2.12%	736,345	1.79%	792,050	1.20%
Total interest-bearing Liabilities	4,728,413	1.12%	4,735,710	0.95%	4,855,089	0.69%
Noninterest-bearing liabilities	1,403,771		1,383,109		1,354,711
Shareholders' equity	902,861		889,808		865,663
Total Liabilities and Shareholders' Equity	$7,035,045		$7,008,627		$7,075,463

Net Interest Margin (5)		3.64%		3.59%		3.57%

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S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	Six Months Ended June 30,
(dollars in thousands)	2018		2017
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$55,509	1.63%	$57,311	0.87%
Securities, at fair value	686,017	2.57%	703,300	2.46%
Loans held for sale	1,737	6.44%	3,639	3.16%
Commercial real estate	2,733,168	4.64%	2,595,163	4.27%
Commercial and industrial	1,431,725	4.53%	1,421,986	4.23%
Commercial construction	349,893	4.63%	438,079	3.89%
Total Commercial Loans	4,514,786	4.61%	4,455,228	4.22%
Residential mortgage	692,961	4.21%	700,129	4.10%
Home equity	476,967	4.64%	480,727	4.26%
Installment and other consumer	67,025	6.74%	69,036	6.47%
Consumer construction	4,192	4.73%	4,971	4.25%
Total Consumer Loans	1,241,145	4.52%	1,254,863	4.29%
Total Portfolio Loans	5,755,931	4.59%	5,710,091	4.24%
Total Loans	5,757,668	4.59%	5,713,730	4.24%
Federal Home Loan Bank and other restricted stock	32,681	7.13%	32,888	4.64%
Total Interest-earning Assets	6,531,875	4.36%	6,507,229	4.02%
Noninterest-earning assets	490,476		509,265
Total Assets	$7,022,351		$7,016,494

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$573,307	0.28%	$641,381	0.20%
Money market	1,222,770	1.20%	937,641	0.67%
Savings	862,947	0.20%	1,030,371	0.21%
Certificates of deposit	1,325,379	1.23%	1,430,599	0.92%
Total Interest-bearing deposits	3,984,403	0.86%	4,039,992	0.57%
Securities sold under repurchase agreements	48,380	0.40%	49,492	0.03%
Short-term borrowings	607,013	1.89%	677,214	0.97%
Long-term borrowings	46,626	2.12%	14,062	2.94%
Junior subordinated debt securities	45,619	4.38%	45,619	3.53%
Total Borrowings	747,638	1.96%	786,387	1.09%
Total Interest-bearing Liabilities	4,732,041	1.03%	4,826,379	0.65%
Noninterest-bearing liabilities	1,393,939		1,332,181
Shareholders' equity	896,371		857,934
Total Liabilities and Shareholders' Equity	$7,022,351		$7,016,494

Net Interest Margin (8)		3.61%		3.53%

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S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	2018		2018		2017
	Second		First		Second
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$4,617	0.17%	$3,952	0.14%	$7,199	0.27%
Commercial and industrial	4,853	0.33%	4,617	0.33%	17,418	1.24%
Commercial construction	1,870	0.62%	1,873	0.58%	2,313	0.54%
Total Nonperforming Commercial Loans	11,340	0.25%	10,442	0.23%	26,930	0.60%
Consumer loans:
Residential mortgage	6,112	0.88%	6,715	0.97%	7,056	0.99%
Home equity	3,871	0.82%	4,109	0.87%	2,642	0.54%
Installment and other consumer	49	0.07%	69	0.10%	41	0.06%
Total Nonperforming Consumer Loans	10,032	0.81%	10,893	0.88%	9,739	0.76%
Total Nonperforming Loans	$21,372	0.37%	$21,335	0.37%	$36,669	0.63%

	2018	2018	2017
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$8,632	$1,444	$5,822
Recoveries	(758)	(1,628)	(488)
Net Loan Charge-offs	$7,874	($184)	$5,334

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$52	($48)	$1,518
Commercial and industrial	7,030	712	2,613
Commercial construction	320	(1,129)	(113)
Total Commercial Loan Charge-offs	7,402	(465)	4,018
Consumer loans:
Residential mortgage	96	53	695
Home equity	129	(123)	354
Installment and other consumer	289	359	295
Consumer construction	(42)	(8)	(28)
Total Consumer Loan Charge-offs	472	281	1,316
Total Net Loan Charge-offs	$7,874	($184)	$5,334

	Six Months Ended June 30,
(dollars in thousands)	2018	2017
Loan Charge-offs
Charge-offs	$10,076	$8,763
Recoveries	(2,386)	(1,287)
Net Loan Charge-offs	$7,690	$7,476

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$4	$1,830
Commercial and industrial	7,741	3,141
Commercial construction	(809)	275
Total Commercial Loan Charge-offs	6,936	5,246
Consumer loans:
Residential mortgage	149	1,176
Home equity	6	536
Installment and other consumer	648	553
Consumer construction	(49)	(35)
Total Consumer Loan Charge-offs	754	2,230
Total Net Loan Charge-offs	$7,690	$7,476

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S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$21,372	$21,335	$36,669
OREO	2,999	2,920	1,620
Nonperforming assets	24,371	24,255	38,289
Troubled debt restructurings (nonaccruing)	7,395	8,560	10,105
Troubled debt restructurings (accruing)	24,454	20,035	15,080
Total troubled debt restructurings	31,849	28,595	25,185
Nonperforming loans / loans	0.37%	0.37%	0.63%
Nonperforming assets / loans plus OREO	0.42%	0.42%	0.66%
Allowance for loan losses / total portfolio loans	1.05%	1.03%	0.96%
Allowance for loan losses / nonperforming loans	283%	277%	151%
Net loan charge-offs (recoveries)	$7,874	$(184)	$5,334
Net loan charge-offs (recoveries)(annualized) / average loans	0.55%	(0.01)%	0.37%

	Six Months Ended June 30,
(dollars in thousands)	2018	2017
Asset Quality Data
Net loan charge-offs (recoveries)	$7,690	$7,476
Net loan charge-offs (recoveries)(annualized) / average loans	0.27%	0.26%

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S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2018	2018	2017
	Second	First	Second
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$907,133	$895,407	$871,062
Less: goodwill and other intangible assets	(290,355)	(290,572)	(295,861)
Tax effect of other intangible assets	611	656	1,467
Tangible common equity (non-GAAP)	$617,389	$605,491	$576,668
Common shares outstanding	35,010	35,001	34,980
Tangible book value (non-GAAP)	$17.63	$17.30	$16.49

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$85,980	$106,105	$91,309
Plus: amortization of intangibles (annualized)	869	1,037	1,449
Tax effect of amortization of intangibles (annualized)	(183)	(218)	(507)
Net income before amortization of intangibles (annualized)	$86,666	$106,924	$92,251

Average total shareholders' equity	$902,861	$889,808	$865,663
Less: average goodwill and other intangible assets	(290,464)	(290,754)	(296,074)
Tax effect of average goodwill and other intangible assets	634	685	1,541
Average tangible equity (non-GAAP)	$613,031	$599,739	$571,130
Return on average tangible equity (non-GAAP)	14.14%	17.83%	16.15%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$35,863	$36,082	$36,597

Net interest income per consolidated statements of net income	$58,403	$56,932	$56,570
Less: net (gains) losses on sale of securities	—	—	(3,617)
Plus: taxable equivalent adjustment	938	940	1,877
Net interest income (FTE) (non-GAAP)	59,341	57,872	54,830
Noninterest income	12,251	13,792	16,265
Net interest income (FTE) (non-GAAP) plus noninterest income	$71,592	$71,664	$71,095
Efficiency ratio (non-GAAP)	50.09%	50.35%	51.48%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$907,133	$895,407	$871,062
Less: goodwill and other intangible assets	(290,355)	(290,572)	(295,861)
Tax effect of goodwill and other intangible assets	611	656	1,467
Tangible common equity (non-GAAP)	$617,389	$605,491	$576,668

Total assets	$7,097,346	$7,005,329	$7,086,166
Less: goodwill and other intangible assets	(290,355)	(290,572)	(295,861)
Tax effect of goodwill and other intangible assets	611	656	1,467
Tangible assets (non-GAAP)	$6,807,602	$6,715,413	$6,791,772
Tangible common equity to tangible assets (non-GAAP)	9.07%	9.02%	8.49%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$71,581	$68,029	$64,914
Less: interest expense	(13,178)	(11,097)	(8,344)
Net interest income per consolidated statements of net income	58,403	56,932	56,570
Plus: taxable equivalent adjustment	938	940	1,877
Net interest income (FTE) (non-GAAP)	59,341	57,872	58,447
Net interest income (FTE) (annualized)	238,016	234,703	234,430
Average earning assets	$6,543,799	$6,519,819	$6,568,038
Net interest margin - (FTE) (non-GAAP)	3.64%	3.59%	3.57%

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S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited

	Six months ended June 30,
	2018	2017

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$95,987	$82,584
Plus: amortization of intangibles (annualized)	952	1,451
Tax effect of amortization of intangibles (annualized)	(200)	(508)
Net income before amortization of intangibles (annualized)	$96,739	$83,527

Average total shareholders' equity	$896,371	$857,934
Less: average goodwill and other intangible assets	(290,609)	(296,244)
Tax effect of average goodwill and other intangible assets	659	1,601
Average tangible equity (non-GAAP)	$606,421	$563,291
Return on average tangible equity (non-GAAP)	15.95%	14.83%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$71,945	$73,406

Net interest income per consolidated statements of net income	$115,334	$110,449
Less: net (gains) losses on sale of securities	—	(3,987)
Plus: taxable equivalent adjustment	1,878	3,747
Net interest income (FTE) (non-GAAP)	117,212	110,209
Noninterest income	26,044	29,261
Net interest income (FTE) (non-GAAP) plus noninterest income	$143,256	$139,470
Efficiency ratio (non-GAAP)	50.22%	52.63%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$139,610	$126,065
Less: interest expense	(24,276)	(15,616)
Net interest income per consolidated statements of net income	115,334	110,449
Plus: taxable equivalent adjustment	1,878	3,747
Net interest income (FTE) (non-GAAP)	117,212	114,196
Net interest income (FTE) (annualized)	236,367	230,285
Average earning assets	$6,531,875	$6,507,230
Net interest margin - (FTE) (non-GAAP)	3.61%	3.53%

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